UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2014

PRESTIGE BRANDS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32433	20-1297589
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

660 White Plains Road

Tarrytown, New York 10591

(Address of Principal Executive Offices, including Zip Code)

(914) 524-6810

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 3, 2014, Prestige Brands Holdings, Inc. (the “Company”) and its wholly-owned subsidiary, Prestige Brands, Inc. (the “Borrower”), entered into (i) Amendment No. 2 (the “Term Loan Amendment”) to the Term Loan Credit Agreement (as amended by Amendment No. 1, dated as of February 21, 2013, the “Term Loan Credit Agreement”), dated as of January 31, 2012, among the Borrower, the Company, the other guarantors from time to time party thereto, each lender from time to time party thereto and Citibank, N.A., as administrative agent and (ii) Amendment No. 3 (the “ABL Amendment” and together with the Term Loan Amendment, the “Amendments”) to the ABL Credit Agreement (as amended by that certain Incremental Amendment, dated as of September 12, 2012, and that certain Incremental Amendment, dated as of June 11, 2013, the “ABL Credit Agreement”), dated as of January 31, 2012, among the Borrower, the Company, the other guarantors from time to time party thereto, each lender from time to time party thereto and Citibank, N.A., as administrative agent, L/C issuer and swing line lender.

The Term Loan Amendment provides for (i) the creation of a new class of Term B-2 Loans under the Term Loan Credit Agreement in an aggregate principal amount of $720.0 million, (ii) increased flexibility under the Term Loan Credit Agreement, including but not limited to additional investment, restricted payment and debt incurrence flexibility and financial maintenance covenant relief and (iii) an interest rate on (x) the Term B-1 Loans that is based, at the Borrower’s option, on a LIBOR rate plus a margin of 3.125% per annum, with a LIBOR floor of 1.00%, or an alternate base rate plus a margin, and (y) the Term B-2 Loans that is based, at the Borrower’s option, on a LIBOR rate plus a margin of 3.50% per annum, with a LIBOR floor of 1.00%, or an alternate base rate plus a margin (with a margin step-down to 3.25% per annum, based upon achievement of specified secured net leverage ratio).

The ABL Amendment provides for (i) a $40.0 million increase in revolving commitments under the ABL Credit Agreement and (ii) increased flexibility under the ABL Credit Agreement, including but not limited to additional investment, restricted payment and debt incurrence flexibility.

The Company intends to use the net proceeds from the Term B-2 Loans to finance the previously announced acquisition of the stock of Insight Pharmaceuticals Corporation ("Insight"), to repay its existing senior secured credit facilities, to pay fees and expenses incurred in connection with these transactions and for general corporate purposes.

The foregoing description of the Amendments and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Amendments, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and each of which is incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 3, 2014, the Company completed its previously announced acquisition of the stock of Insight pursuant to the Stock Purchase Agreement, dated as of April 25, 2014 (the "Purchase Agreement"), by and among a subsidiary of the Company and Insight and its shareholders. Pursuant to the Purchase Agreement, the Company acquired 27 over-the-counter (OTC) pharmaceutical brands sold in North America (including related trademarks, contracts and inventory), which extends the Company's portfolio of OTC brands to include a leading feminine care platform in the U.S. and Canada anchored by Monistat®, the #1 brand in OTC yeast infection treatment.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, attached as Exhibit 2.5 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on May 19, 2014, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included under Item 1.01 of this report, including Exhibits 10.1 and 10.2, are also responsive to Item 2.03 of this report and are incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On September 3, 2014, the Company issued a press release announcing that it had completed the acquisition of Insight, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The required financial statements of the Insight business are not included in this Current Report on Form 8-K. These financial statements will be filed through an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date that this Current Report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information.

The required pro forma financial information of the Company is not included in this Current Report on Form 8-K. This information will be filed through an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date that this Current Report on Form 8-K was required to be filed.

(d) Exhibits.

See Exhibit Index immediately following the signature page.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESTIGE BRANDS HOLDINGS, INC.

Date: September 3, 2014	By:	/s/ Ronald M. Lombardi
Ronald M. Lombardi
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Stock Purchase Agreement, dated April 25, 2014, by and among Medtech Products Inc., Insight Pharmaceuticals Corporation, SPC Partners IV, L.P. and the other seller parties thereto (filed as Exhibit 2.5 to the Company’s Annual Report on Form 10-K filed with the SEC on May 19, 2014, and incorporated herein by reference).

10.1

Amendment No. 2, dated as of September 3, 2014, to the Term Loan Credit Agreement (as amended by Amendment No. 1, dated as of February 21, 2013), dated as of January 31, 2012, among Prestige Brands Holdings, Inc., Prestige Brands, Inc., the other Guarantors from time to time party thereto, the lenders from time to time party thereto and Citibank, N.A. as administrative agent.

10.2

Amendment No. 3, dated as of September 3, 2014, to the ABL Credit Agreement (as amended by that certain Incremental Amendment, dated as of September 12, 2012, and that certain Incremental Amendment, dated as of June 11, 2013), dated as of January 31, 2012, among Prestige Brands Holdings, Inc., Prestige Brands, Inc., the other Guarantors from time to time party thereto, the lenders from time to time party thereto and Citibank, N.A. as administrative agent, L/C issuer and swing line lender.

99.1	Press Release of Prestige Brands Holdings, Inc. dated September 3, 2014.